UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

August 7, 2025

Date of Report (date of earliest event reported)

APYX MEDICAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31885	11-2644611
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5115 Ulmerton Road, Clearwater, Florida 33760

(Address of principal executive offices, zip code)

(727) 384-2323

(Issuer’s telephone number)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	APYX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 7, 2025, the following proposals were submitted to the stockholders of Apyx Medical Corporation (the “Company”) at its annual meeting of stockholders: (1) the election of five (5) directors; (2) the ratification of RSM US LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025; (3) the approval of the a non-binding advisory resolution supporting the compensation of the Company’s named executive officers; (4) the approval of a non-binding advisory resolution supporting the frequency of an advisory vote on the compensation of the Company’s named executive officers; and (5) the approval of a resolution to amend the Company’s Certificate of Incorporation to remove Article EIGHTH and replace with “intentionally omitted.”

The proposals are described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on June 25, 2025.

The following are the final voting results for each proposal:

Proposal 1:

The Company’s stockholders elected each of the following five (5) directors to serve on the Board of Directors of the Company until the 2026 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified, by the following vote:

Name	Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstained	Broker Non-Votes

Stavros G. Vizirgianakis	19,107,606	105,624	37,917	6,772,342

Charles D. Goodwin	18,943,570	249,305	58,272	6,772,342

Lawrence J. Waldman	18,972,128	112,320	166,699	6,772,342

Minnie Baylor-Henry	18,877,754	186,304	187,089	6,772,342

Wendy Levine	18,931,749	132,382	187,016	6,772,342

Proposal 2:	The Company’s stockholders ratified the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025, by the following vote:

Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstained	Broker Non-Votes
25,930,634	25,032	67,823	-

Proposal 3:	The Company’s stockholders approved of a non-binding advisory resolution supporting the compensation of the Company’s named executive officers, by the following vote:

Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstained	Broker Non-Votes
18,963,101	182,700	105,346	6,772,342

Proposal 4:	The Company’s stockholders approved the frequency of an advisory vote on the compensation of the named executive officers of the Company, by the following vote:

One Year	Two Years	Three Years	Number of Votes Abstained	Broker Non-Votes
9,205,086	25,369	7,530,910	2,489,782	-

Proposal 5:

The Company’s stockholders approved the adoption of an amendment to the Company’s Certificate of Incorporation to delete the text of Article EIGHTH and replace with “intentionally omitted”, by the following vote:

Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstained	Broker Non-Votes
19,047,016	99,065	105,066	6,772,342

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2025	Apyx Medical Corporation

	By:	/s/ Matthew Hill
Matthew Hill
Chief Financial Officer, Secretary and Treasurer